Supplement dated April 10, 2008 to Prospectuses dated May 1, 2007 for

Pinnacle II and Legacy

Flexible Premium Variable Universal Life Policies

Issued by Columbus Life Insurance Company

Through its Separate Account 1

This is a supplement to the prospectuses identified above.  This supplement describes important changes to the Touchstone Variable Series Trust (VST) Funds, available as Sub-Account Investment Options in your variable universal life policy, issued by Columbus Life Insurance Company (Columbus Life).  Please retain this supplement for future reference.

I.  Merger of Sub-Account Investment Options in your Variable Universal Life Policy

Pending approval at a Special Meeting of Shareholders to be held on April 25, 2008, Touchstone VST will merge certain of its funds effective as of the end of that business day. This will result in the merger of certain Investment Options offered in your variable universal life policy.  In the table below, the “Merging Investment Options” in the left column will merge into the corresponding “Surviving Investment Option” listed in the right column.  After the merger, the Merging Investment Options will no longer be available.

Merging Investment Options	Surviving Investment Option
Touchstone VST Growth & Income à
Touchstone VST Value Plus à	Touchstone VST Large Cap Core Equity(1)
Touchstone VST Eagle Capital Appreciation à

Merging Investment Option	Surviving Investment Option
Touchstone VST Balanced à	Touchstone VST Moderate ETF, Initial Class

Any Account Value you have in a Merging Investment Option at the end of the business day on April 25, 2008 will automatically be transferred to the corresponding Surviving Investment Option.  You will not incur a transfer charge and the transfers will not count toward the number of free transfers allowed each year under your variable universal life policy.

If you currently have Account Value invested in both a Merging Investment Option and a corresponding Surviving Investment Option, the merger will change your current asset allocation and may result in an unintended investment mix.  You should consider whether the value in your variable universal life policy is over-allocated to a Surviving Investment Option after the merger.  You should review your asset allocation with your financial advisor or call our Administrative Office at 1-800-677-9595 to make changes to your asset allocation.  If you make transfers among your Investment Options (whether before or after the merger), the terms of your variable universal life policy governing transfers, including applicable charges, will apply.

(1) Formerly Touchstone VST Enhanced Dividend 30

II.  Future Allocations

Future allocations are future contributions and purchases scheduled under Columbus Life programs such as Dollar Cost Averaging, Systematic Contributions, and Automatic Asset Rebalancing.  If you have future allocations directed to any of the Merging Investment Options, those future allocations will be automatically redirected after the merger.  If you currently have future allocations directed into both a Merging Investment Option and a corresponding Surviving Investment Option, you should consider whether, after the merger, your future allocations are over-allocated to the Surviving Investment Option. You should review your future allocations, including any automatic rebalancing you currently have.

The table below lists in the left column the Investment Options that are merging (Merging Investment Options), and in the right column the Investment Options that will receive your future allocations (Future Allocation Investment Options).  You may change your future allocations to any available Investment Option at any time without a fee.

Legacy and Pinnacle II

Merging Investment Options	Future Allocation Investment Options
Touchstone VST Growth & Income à	Touchstone VST Large Cap Core Equity
Touchstone VST Value Plus à	Touchstone VST Large Cap Core Equity
Touchstone VST Eagle Capital Appreciation à	Touchstone VST Large Cap Core Equity
Touchstone VST Balanced à	Touchstone VST Moderate ETF, Initial Class